UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

Dresser-Rand Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

10205 Westheimer Road, Houston, Texas	77042
112 Avenue Kleber, Paris, France	75784
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 354-6100 (Houston) +33 156 267171 (Paris)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 10, 2011, Dresser-Rand Group Inc. (the “Company”) held its Annual Meeting of Stockholders. Four proposals were submitted to a vote of the stockholders, each of which is described in detail in the Company’s 2011 Proxy Statement (the “Proxy Statement”), as filed with the Securities and Exchange Commission on March 30, 2011. A summary of the matters voted upon by stockholders is set forth below.

Proposal 1. Election of Directors.

Stockholders elected each of the eight director nominees to hold office until the 2012 Annual Meeting and until their successors have been elected and qualified based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
William E. Macaulay	72,971,189	83,178	3,949,945
Vincent R. Volpe Jr.	72,969,868	84,499	3,949,945
Rita V. Foley	72,542,561	511,806	3,949,945
Louis A. Raspino	72,972,653	81,714	3,949,945
Philip R. Roth	72,972,168	82,199	3,949,945
Stephen A. Snider	72,783,724	270,643	3,949,945
Michael L. Underwood	72,971,572	82,795	3,949,945
Joseph C. Winkler III	72,541,823	512,544	3,949,945

Proposal 2. Ratification Of Appointment Of Independent Registered Public Accountants.

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011, based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,972,794	14,435	17,083	0

Proposal 3. Advisory Resolution on Executive Compensation.

Stockholders approved, based upon the votes set forth below, the following advisory resolution with respect to the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

“Resolved, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative discussion.”

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,531,073	3,616,056	907,238	3,949,945

Proposal 4. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.

The table below sets forth the voting results on the frequency of future non-binding advisory stockholder votes with respect to the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
60,450,678	1,002,850	10,694,874	905,965	3,949,945

In light of these voting results, which were consistent with the recommendation of the Company’s Board of Directors, the Board has determined that it will hold a non-binding advisory vote on the compensation of its named executive officers each year, until the next required non-binding advisory vote on the frequency of future advisory votes on executive compensation, which must occur at least every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC.

Date: May 10, 2011	By:	/s/ Mark F. Mai
Name: Mark F. Mai
Title: Vice President, General Counsel & Secretary